Visa Inc. Fiscal Second Quarter 2009 Financial Results April 29, 2009 Exhibit 99.3

2 Fiscal Q2 2009 Earnings Results
Safe Harbor Reminder
• Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms
“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk
Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30,
2008.  You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q2 2009 Earnings Results
Solid Fiscal Second Quarter Results
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
• Business model resilience despite economic slowdown
• Continued positive secular trends
• Strong operating revenues of $1.6 billion for the second quarter, up 13%
• Adjusted quarterly net income of $553 million or adjusted diluted earnings of $0.73 per share

4 Fiscal Q2 2009 Earnings Results
$681
$450
$231
$675
$244
$431
Total Visa Inc. Credit Debit
2007
2008
Quarter ended December
US$ in billions, nominal
YOY
Change
Payments Volume – Q2 2009
-1% -4% 6%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
ROW
ROW
$268
$228
U.S.
$413
U.S.
$409
U.S.
ROW
U.S.
U.S.
$266
$218
$232
ROW
U.S.
$203
$195
ROW  $36
$206
ROW $38

5 Fiscal Q2 2009 Earnings Results
$413
$158
$47
$45
$18
$161
$47
$38
$20
$409
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2007
2008
Quarter ended December
US$ in billions, nominal
Payments Volume – Q2 2009 Regional
Note: Growth rates calculated based on whole numbers, not rounded numbers.  From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
-1% 2% 0% -15% 12%
YOY
Change

6 Fiscal Q2 2009 Earnings Results
YOY
Change
8,800
9,360
Processed Transactions
2008
2009
13,620
9,094
14,898
9,797
Total Transactions Processed Transactions
2007
2008
Quarter ended December
in millions
Transactions – Q2 2009
9% 8% 6%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Quarter ended March
Debit
Credit
61%
39%

7 Fiscal Q2 2009 Earnings Results 796 795 1,591 905 1,717 813 Credit Debit Visa Inc. 2007 2008 Quarter ended December in millions YOY Change Total Cards 2% 14% 8%

8 Fiscal Q2 2009 Earnings Results $1,791 ($338) $1,453 ($295) $1,942 $1,647 2008 2009 Revenue Detail – Q2 2009 US$ in millions Gross Revenues Incentives Net Operating Revenues 8% -13% 13% YOY Change

9 Fiscal Q2 2009 Earnings Results
2% 10%                         18% 17%
$792
$494
$379
$126
$544
$804
$446
$148
2008
2009
Revenue Detail – Q2 2009
US$ in millions
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
YOY
Change

10 Fiscal Q2 2009 Earnings Results
9 ppts 13%                      -5% 35%
$1,453
$783
$670
$902
$1,647
$745
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Q2 2009
US$ in millions
YOY
Change
46%
55%
Operating Margin
2008
2009

11 Fiscal Q2 2009 Earnings Results
Adjusted Operating Expenses – Q2 2009
US$ in millions
-1%                 18%                -9%                -11%              -7%               -12%              -100%
YOY
Change
$272
$78
$215
$75
$94
$7
$42
$66
$92
$268
$196
$84
$39
$0
2008
2009
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Litigation
Provision

12 Fiscal Q2 2009 Earnings Results
Other Financial Results
• Capital expenditures during the fiscal second quarter were
$68 million
• Cash, cash equivalents, restricted cash and investment
securities of $5.8 billion at the end of the second quarter
– $2.1 billion of restricted cash for litigation escrow
• Free cash flow of $1.2 billion generated in the year-to-date

13 Fiscal Q2 2009 Earnings Results
FY 2009:
high single
digits
FY 2010:
11-15%
Annual net revenue growth
Financial Metrics through Fiscal Year 2010
Annual free cash flow
Annual adjusted diluted class A common
earnings per share growth
Annual adjusted operating margin
20% +
$1 billion +
Capital Expenditures
FY 2009:
$300-350 M
FY 2010:
3 - 4% of gross
revenue
FY 2009:
Low 50% range
FY 2010:
High 40% / Low
50% range

Appendix – Reconciliation of Non-GAAP Measures

Three Months Ended March 31, 2009	Three Months Ended March 31, 2008
Net income (as reported)	$ 536	$ 314
Addback: Income tax expense (as reported)	352	56
Less: Minority interest (as reported)	(1)	-
Net income before taxes and minority interest (as reported)	$ 887	$ 370
Adjustments:		
Litigation reserve [1]	-	285
Restructuring [2]	4	19
Asset step-up amortization [3]	17	17
Adjustments to operating income	21	321
Interest accretion on American Express settlement [4]	9	23
Interest expense on Discover settlement [5]	2	-
Investment income on Litigation Escrow and EU proceeds [6]	(6)	(7)
Underwater contract (LIBOR adjustment) [7]	-	(28)
Adjustments to non-operating (expense) income	5	(12)
Total adjustments	26	309
Adjusted net income before tax	913	679
Adjusted income tax expense [8]	(361)	(278)
Addback: Minority interest (as reported)	1	-
Adjusted net income	$ 553	$ 401
Operating income (as reported)	$ 881	$ 349
Addback: Adjustments to operating income	21	321
Adjusted operating income	$ 902	$ 670
Operating revenues (as reported)	$ 1,647	$ 1,453
Adjusted operating margin	55%	46%
Total operating expenses (as reported)	$ 766	$ 1,104
Less: Adjustments to operating expenses	(21)	(321)
Adjusted operating expenses	$ 745	$ 783

15 Fiscal Q2 2009 Earnings Results
US$ in millions
(1)
Litigation reserve related to the covered litigation. Settlement of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2)
(3)
(4)
(5)
(6)
(7)
(8)
Investment income earned during the period on all IPO proceeds held, including amounts held in the litigation escrow and amounts the Company used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock stock held by Visa Europe.
Other expense (income) recorded in the periods presented as a result of changes in the Company's estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability terminated after the October 2008 redemptions described above.
Reflects a normalized tax rate of 39.5% and 41% for fiscal 2009 and 2008, respectively.
Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
Interest expense recorded on future payments to be made under the settlement agreement with Discover. These payments will be paid from the litigation escrow account.
Adjusted Operating Income and Net Income

16 Fiscal Q2 2009 Earnings Results
Reconciliation of Non-GAAP
Adjusted Operating Expenses
US$ in millions
Actual
Personnel $ 272         $ (4)
(1)
$ 268             $ 289        $ (17)
(1)
$ 272
Network, EDP and communications 92 -               92               78 -                 78
Advertising, marketing and promotion 196 -               196             215 -                 215
Professional and consulting fees 84 -               84               96 (2)
(1)
94
Depreciation and amortization 56 (17)
(2)
39               59 (17)
(2)
42
Administrative and other 66 -               66               75 -             75
Litigation provision -          -               -              292        (285)
(3)
7
Total operating expenses $ 766         $ (21) $ 745             $ 1,104     $ (321) $ 783
Three Months
Ended March 31, 2008
Adjustments As Adjusted Actual Adjustments As Adjusted
(3)
Litigation Reserve
(1)
  Restructuring
(2)
Asset step-up amortization
Three Months
Ended March 31, 2009

17 Fiscal Q2 2009 Earnings Results
Reconciliation of Non-GAAP
Adjusted Non-operating (Expense) Income
US$ in millions
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates 1 $         -                        1 $                  - $        -                 - $
Interest expense (30) 11
(1)
(19) (41) 23
(1)
(18)
Investment income, net 34 (6)
(2)
28 34 (7)
(2)
27
Other 1            -                        1                      28            (28)
(3)
-
Total other income 6 $         5 $                    11 $                21 $         (12)             9 $
(2)
  Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe
(3)
  Underwater contract (LIBOR adjustment)
Three Months
Ended March 31, 2009
Three Months
Ended March 31, 2008
(1)
Interest accretion on American Express Settlement and interest expense on Discover Settlement

18 Fiscal Q2 2009 Earnings Results
Adjusted Diluted Earnings per Share
Class A Common Stock
• Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company's reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.
• Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the
Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented (adjusted in the prior period presented). This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the
Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.
Adjusted net income $ 553 $ 401
Weighted average number of diluted
shares outstanding
753 779
Adjusted diluted earnings per share $ 0.73 $ 0.52
(in millions, except per share data)
Three Months Ended
March 31, 2009
Three Months Ended
March 31, 2008

19 Fiscal Q2 2009 Earnings Results
Calculation of Free Cash Flow
US$ in millions
Additions (+) /
Reductions (-) to
Net income
Net income (as reported) 1,110 $
Recurring Items:
+
Depreciation and amortization 108
-
Capital expenditures (136)
Share-based compensation + Share-based compensation 64
+ Litigation provision -
+
Accretion expense 49
- Settlement payments (1,095)
+ Pension expense 28
-
Pension contribution (4)
+ Income tax expense 731
- Income taxes paid (324)
Non-recurring Items
(1)
:
+
Settlement payments funded by litigation escrow 939
- Tax benefit on settlement payments (342)
+ Settlement payments funded by Morgan Stanley 33
Total Free Cash Flow 1,161 $
(1) -
Adjustments to eliminate the cash impact of non-recurring items.
Covered Litigation
For the Six
Months Ended
March 31, 2009
Taxes
Capital Assets
Pension
Litigation